Consolidated Condensed Statements of Operations (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2018	Mar. 31, 2017
Revenues
Sales of goods	$ 152	$ 78
Total revenues	152	78
Operating expenses
Research and development	1,957	1,676
General and administrative and Marketing	794	1,119
Cost of sales	59	45
Total expenses	2,810	2,840
Loss from operations	(2,658)	(2,762)
Other expense
Finance costs	(6)	(52)
Loss before income taxes	(2,664)	(2,664)
Income tax provision (recovery)
Net loss	$ (2,664)	$ (2,814)
Net loss per share Basic & Diluted	$ (0.05)	$ (0.06)
Weighted average number of common shares outstanding Basic & Diluted	57,056	49,702